UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

51 East 42nd Street, 17th floor, New York, NY 10017
(Address of principal executive offices)

I. Robert Harris, c/o Kantor, Davidoff, Wolfe, Mandelker, Twomey & Gallanty, P.C.
51 East 42nd Street, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:        April 30, 2011

Date of reporting period:     October 31, 2010

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2010 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

SEMI-ANNUAL REPORT

December 21, 2010

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2010 to October 31, 2010.  As part of this report, we enclose the unaudited financial report for that six-month period and for the corresponding period in 2009.

A schedule of the company’s portfolio holdings at October 31, 2010, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at October 31, 2010 was $12.43, compared with $12.13 at  October 31, 2009.  Net investment income per share was $.16 for the six-month period ended October 31, 2010, compared with $.18 for the six-month period ended October 31, 2009.

At the company’s last annual meeting on July 13, 2010, the reappointment of Weiser LLP as the company’s auditors for the fiscal year ending April 30, 2011 was ratified by the shareholders as follows:

Shares Voted For	2,880,097
Shares Voted Against	None
Shares Abstaining	13

Tridan Corp.
December 21, 2010
Page – 2 –

Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld

Mark Goodman	2,880,110	None
Peter Goodman	“	“
Paul Kramer	“	“
Jay S. Negin	“	“
Warren F. Pelton	“	“
Russell J. Stoever	“	“

During the six-month period ended October 31, 2010, no director or officer received any compensation from the company except for fees of $6,000 paid to each director, plus an additional $2,500 to Paul Kramer as chairman of the audit committee.  All executive officers of the company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $12,000 during said period (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the company, is a member).

At its meeting on June 15, 2010, the Board of Directors unanimously approved the renewal of the company’s investment advisory agreement with J.P. Morgan Investment Management Inc. for the period July 1, 2010 to June 30, 2011.  The board considered a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

Throughout the year, the directors received and analyzed a substantial quantity of comprehensive information and written materials, including ongoing analysis of Tridan's existing portfolio and Morgan's recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc.  The directors subject Morgan's portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio.  Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like.  Morgan is constantly questioned at great length regarding its views, its recommendations and its performance.

In addition to the foregoing, as requested by Tridan’s corporate counsel pursuant to Section 15(c) of the Investment Company Act of 1940, Morgan submitted its audited financial statements and detailed information regarding Morgan's business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material was furnished to each director.  The directors reviewed all of this material and discussed the same at length, as well as their own views on Morgan’s previous performance and relationship with Tridan, with particular attention to the following areas:

Tridan Corp.
December 21, 2010
Page – 3 –

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors.  Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years, five years and ten years, compared with the Lipper NY Intermediate Muni Debt Funds, JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Lehman 1-17 Year NY Muni Bond Index.  Based on their review, the directors all agreed that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan was based on knowledge gained over time from discussions with management and at the board’s regular meetings.  In addition, the directors reviewed materials contained in Morgan’s response to Tridan’s 15(c) Questionnaire pursuant to the Investment Company Act of 1940, and its Form ADV under the Investment Advisers Act of 1940 concerning, among much other information, the qualifications, education and experience of Morgan’s personnel involved in rendering those services.  As Tridan’s investment adviser, Morgan manages the investment of the Company’s assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders.  Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements.  Its affiliate maintains custody of Tridan’s securities and provides access thereto upon request.  The board considered its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements.  The board concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Tridan Corp.
December 21, 2010
Page – 4 –

Fees

Under its Investment Advisory Agreement with Morgan, Tridan pays an annual fee, computed and payable quarterly, equal to 0.28% (28 basis points) of its net assets under management.  The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company.  In addition, the annual charge made to Tridan for maintaining custody of the company’s securities, and for custodial-related services rendered by Morgan and its affiliates, is 0.02% (2 basis points) of the assets held in the custody account.  In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan’s management fee to Tridan to be reasonable.

After full consideration of the above factors, the board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

Sincerely,

TRIDAN CORP.

/s/ Peter Goodman
Peter Goodman, President

Tridan Corp.
Financial Statements
October 31, 2010 and 2009

Tridan Corp.
Contents
October 31, 2010 and 2009

Page(s)

Accountant’s report	1

Financial Statements

Statements of Assets and Liabilities
October 31, 2010 and 2009	2

Schedules of Investments in Municipal Obligations
October 31, 2010 and 2009	3-7

Statements of Operations
Six Months Ended October 31, 2010 and 2009	8

Statements of Changes in Net Assets
Six Months Ended October 31, 2010 and Year Ended April 30, 2010	9

Notes to Financial Statements	10-16

48 S. Franklin Turnpike, Suite 104 Ramsey, New Jersey 07446
Tel: (201) 236-0100 Fax: (201) 236-000

To the Shareholders and Board of Directors
Tridan Corp.

We have compiled the accompanying statements of assets and liabilities, and schedules of investments in municipal obligations of Tridan Corp. as of October 31, 2010 and 2009, the related statements of operations for the six months then ended and changes in net assets for the six months ended October 31, 2010, and financial highlights (Note 7 to the financial statements) for each period in the six months ended October 31, 2006 through 2010, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the aforementioned financial statements and financial highlights and, accordingly, do not express an opinion or any other form of assurance on them.

The statement of changes in net assets for the year ended April 30, 2010 was derived from financial statements that were audited by another accounting firm.  Their report, dated June 15, 2010, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

We are not independent with respect to Tridan Corp.

/s/ Scialo Reimann and Associates, CPA, P.C.

Ramsey, New Jersey
December 7, 2010

Certified Public Accountants and Consultants
www.sr-cpa.com

Tridan Corp.
Statements of Assets and Liabilities
October 31, 2010 and 2009

	2010	2009
Assets
Investments in municipal obligations, at fair value
(original cost - $36,652,610 and $34,827,321, respectively)
(amortized cost - $35,349,889 and $33,791,562, respectively)	$37,462,767	$34,916,871
Cash and cash equivalents	661,945	2,336,390
Prepaid expenses and other current assets	6,218	6,218
Accrued interest receivable	535,459	486,140

Total assets	38,666,389	37,745,619

Liabilities
Accrued liabilities
Accrued investment advisory fees	25,700	25,560
Accrued fees - affiliate	21,959	22,688
Accrued other	22,000	22,500
Common stock redemption payable	6,893	3,139

Total liabilities	76,552	73,887

Net assets	$38,589,837	$37,671,732

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,123,187)	(1,113,901)
Distributable earnings:
Over distributed net investment income	(229,690)	(173,342)
Undistributed capital (losses)	(50,455)	(46,627)
Unrealized appreciation of investments, net	2,112,873	1,125,306

Net assets [equivalent to $12.43 and $12.13 per share, respectively, based on 3,103,659.3090 shares and 3,104,407.8580 shares of common stock outstanding, respectively (Note 5)]	$38,589,837	$37,671,732

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations Six Months Ended October 31, 2010 and 2009

	2010			2009
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Insured
Ardsley New York Union Free
School District Unlimited Tax
5.00% due June 15, 2014	$415,000	$438,602	$469,477	$415,000	$445,259	$468,107

Ardsley New York Union Free
School District Unlimited Tax
4.00% due June 15, 2016	460,000	472,148	513,714	460,000	474,338	493,391

Bethlehem NY Central School District
Ref Unlimited Tax
5.0% due November 1, 2015	500,000	525,348	579,465	500,000	530,192	565,885

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2017	215,000	232,916	253,421	215,000	235,684	244,678

Village of Briarcliff Manor New York
Pub Impt Unlimited Tax
5.0% due September 1, 2015	310,000	332,494	359,256	310,000	337,500	351,190

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2014	275,000	283,456	298,408	275,000	286,265	298,172

Cattaraugus County NY Public
Impt Ref Unlimited Tax
(Par Call June 1, 2013 @100)
5.0% due June 1, 2015	275,000	283,276	297,792	275,000	285,842	293,700

Clarkstown Central School District
NY Unlimited Tax
(Par Call April 15, 2014 @100)
5.25% due April 15, 2015	400,000	416,370	452,388	400,000	420,446	443,564

City of New York NY Public Impts
Unlimited Tax
(Par Call August 1, 2014 @100)
5.0% due August 1, 2017	500,000	524,470	562,115	500,000	530,989	538,140

City of New York Transitional
Fin Bldg Aid Rev Fiscal 2007
5.00% due July 15, 2016	750,000	793,379	876,788	750,000	800,976	816,608

Monroe County NY Ref Pub
Impts Unlimited Tax
6.0% due March 1, 2012	445,000	458,769	472,372	445,000	467,470	485,544

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2018	$430,000	$455,843	$484,601	$430,000	$459,576	$462,886

Tridan Corp.
Schedules of Investments in Municipal Obligations Six Months Ended October 31, 2010 and 2009

	2010			2009
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Insured (continued)
N.Y.S. Dormitory Authority Revs
Non St Supported Debt Sch Dist Fing Prog
(Par Call October 1, 2017 @100)
5.0% due October 1, 2019	585,000	616,688	650,192	585,000	621,265	621,943

N.Y.S. Dormitory Authority Revs
Non St Supported Debt Insd Sien College
(Par Call July 1, 2016 @100)
5.0% due July 1, 2020	1,000,000	1,037,753	1,070,550	1,000,000	1,040,196	1,027,760

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns Univ - Insd
5.25% due July 1, 2021	1,000,000	1,089,180	1,141,160	1,000,000	1,097,513	1,065,530

N.Y.S. Dormitory Authority Revs
City University Sys Ref Cons 5th Gen
5.5% due July 1, 2019	1,000,000	1,080,093	1,176,880	1,000,000	1,089,436	1,123,400

N.Y.S. Dormitory Authority Revs
Supported Debt Mental Health Svcs Facs
Impt (Par Call February 15, 2015 @100)
5.0% due February 15, 2021	1,035,000	1,058,741	1,101,716	1,035,000	1,063,845	1,062,613

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	1,155,000	1,259,277	1,353,487	1,155,000	1,273,117	1,279,163

New York Environmental Facilities Corp
State Pers Income Tax Rev
5.25% due December 15, 2012	400,000	414,276	439,864	400,000	420,624	447,796

N.Y.S. Local Govt Assistance Corp Ref:
5.5% due April 1, 2017	240,000	256,702	285,521	240,000	259,213	276,187

5.5% due April 1, 2017	700,000	804,801	832,769	-	-	-

N.Y.S. Thruway Authority
Second Gen Hwy & Brdg Trust Fund
5.25% due April 1, 2013	1,000,000	1,033,574	1,107,060	1,000,000	1,046,807	1,113,190

Niagara Falls Bridge Commission
NY Toll Rev Highway Impts
5.25% due October 1, 2015	1,420,000	1,469,176	1,490,148	1,720,000	1,781,432	1,822,323

Pleasantville New York Public Impt
Unlimited Tax
5.0% due January 1, 2016	440,000	462,746	505,578	440,000	467,059	489,364

Commonwealth of Puerto Rico
Electric Power Auth Rev
5.5% due July 1, 2017	700,000	753,285	805,378	700,000	761,095	759,983

Tridan Corp.
Schedules of Investments in Municipal Obligations Six Months Ended October 31, 2010 and 2009

	2010			2009
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Insured (continued)
Commonwealth of Puerto Rico
Highway Transportation Auth Rev Ref
6.25% due July 1, 2016	$285,000	$314,610	$331,913	$285,000	$319,472	$324,461

Puerto Rico Commonwealth Highway
and Transportation Auth Transn Rev
5.5% due July 1, 2015	500,000	531,241	561,845	500,000	537,439	550,095

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	500,000	541,989	616,870	500,000	546,661	586,725

Sales Tax Receivable Corp
NY Public Impt.
(Par Call October 15, 2014 @100)
5.0% due October 15, 2017	275,000	297,352	308,182	275,000	301,412	303,300

Triborough Bridge & Tunnel Authority NY
General Purpose Revs
5.5% due November 15, 2019	1,000,000	1,100,665	1,233,940	1,000,000	1,111,793	1,138,890

Unadilla Valley New York Central School
District Ref Unlimited Tax
4.00% due June 15, 2014	500,000	539,010	548,015	-	-	-
	18,710,000	19,878,230	21,180,865	17,810,000	19,012,916	19,454,588

Revenue Backed
City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	1,000,000	988,799	1,190,270	1,000,000	987,977	1,131,390

City of New York Transitional Finance
Auth Rev Sub Future Tax Secured
(Par Call November 1, 2019 @100):
5.00% due November 1, 2020	500,000	558,394	588,670	-	-	-

5.00% due November 1, 2021	1,000,000	1,119,300	1,170,390	1,000,000	1,130,135	1,109,530

N.Y.S. Dormitory Authority Revs Ref
(Mandatory Put May 15, 2012 @100)
5.25% due November 15, 2023	1,400,000	1,464,695	1,491,644	1,400,000	1,479,684	1,508,486

N.Y.S. Urban Development
Corp Rev Ref Svc Contract
5.00% due January 1, 2017	225,000	251,570	260,826	-	-	-

Tridan Corp.
Schedules of Investments in Municipal Obligations Six Months Ended October 31, 2010 and 2009

	2010			2009
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Revenue Backed (continued)
Nassau County
Gen Impt Unltd Tax
(Par Call October 1, 2020 @100)
4.00% due October 1, 2022	550,000	589,445	577,082	-	-	-

New York Environmental Facilities Corp
Pollution Control Rev St Water NYC 02
(Par Call June 15, 2016 @100)
5.00% due June 15, 2018	1,000,000	1,037,042	1,155,160	1,000,000	1,043,599	1,110,270

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	750,000	804,201	906,075	750,000	810,672	857,213
	6,425,000	6,813,446	7,340,117	5,150,000	5,452,067	5,716,889

Pre-refunded
Long Island Power Auth NY Elec Sys Rev
5.50% due December 1, 2013	1,005,000	1,129,038	1,148,976	-	-	-

Triborough Bridge & Tunnel Authority NY
General Purpose Revs
(Escrowed to Maturity)
5.5% due January 1, 2017	1,000,000	1,012,496	1,165,580	1,000,000	1,014,079	1,156,900

Triborough Bridge & Tunnel Authority NY
Revs General Purpose Ref
(Escrowed to Maturity)
6.0% due January 1, 2012	825,000	833,389	856,135	1,175,000	1,189,911	1,242,868
	2,830,000	2,974,923	3,170,691	2,175,000	2,203,990	2,399,768

General Obligations
Massapequa New York Union Free
School District Unlimited Tax
4.00% due June 15, 2013	300,000	316,759	324,726	300,000	323,144	323,130

Oyster Bay New York
Pub Impt Unlimited Tax
5.0% due February 15, 2015	150,000	164,675	173,577	150,000	169,806	168,984

Plainview Old Bethpage New York Central
School District Ref Unlimited Tax
5.00% due December 15, 2020	250,000	287,490	303,313	250,000	291,190	288,953
	700,000	768,924	801,616	700,000	784,140	781,067

Appropriation
N.Y.S. Dormitory Authority Rev
Cons City Univ Genl Sys 2nd Ser
5.75% due July 1, 2013	165,000	172,942	177,349	215,000	229,050	229,943
	165,000	172,942	177,349	215,000	229,050	229,943

Tridan Corp.
Schedules of Investments in Municipal Obligations Six Months Ended October 31, 2010 and 2009

	2010			2009
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Short-term
Monroe County N.Y. Pub Imp Unlimited Tax
(Callable June 1, 2008 @101)
6.0% due June 1, 2010	$-	$-	$-	$10,000	$10,050	$10,085

City of Buffalo New York Sewer Auth
Rev Sewer System Impt
5.0% due July 1, 2011	1,110,000	1,121,170	1,142,090	1,110,000	1,133,541	1,187,034

Cleveland Hill New York Union Free School
District Cheektowaga Unlimited Tax
(Callable January 21, 2010 @101)
5.5% due October 15, 2011	$265,000	$265,000	$265,941	$-	$-	$-

Cleveland Hill Union Free School District
Cheektowa NY Unlimited Tax
(Par Call October 15, 2009 @100)
5.5% due October 15, 2011	-	-	-	1,480,000	1,489,579	1,483,482
Mt. Sinai, N.Y. Union Free School District
6.2% due February 15, 2011	1,070,000	1,069,205	1,086,927	1,070,000	1,068,883	1,139,743

N.Y.S. Dormitory Authority Revs
State Univ Educ Facils of New York Rev
7.5% due May 15, 2011	170,000	171,480	175,992	275,000	273,564	290,240

Nassau County Interim Finance Authority
NY Sales Tax Secured
(Pre-Refunded to November 15, 2010 @100)
5.75% due November 15, 2013	1,100,000	1,105,053	1,102,024	1,100,000	1,110,225	1,161,402

N.Y.S. Dormitory Authority Rev
St Personal Income Tax Ed
5.5% due March 15, 2011	1,000,000	1,009,516	1,019,155	1,000,000	1,023,557	1,062,630

	4,715,000	4,741,424	4,792,129	6,045,000	6,109,399	6,334,616

	$33,545,000	$35,349,889	$37,462,767	$32,095,000	$33,791,562	$34,916,871

Tridan Corp.
Statements of Operations For the Six Months Ended October 31, 2010 and 2009

	2010	2009
Investment income

Interest	$883,749	$907,047

Amortization of bond premium and discount - net	(176,950)	(145,926)

Total investment income	706,799	761,121

Expenses

Investment advisory fees	53,450	50,857

Professional fees	69,500	72,420

Director's fees	38,500	38,500

Administrative and accounting expenses	36,000	36,000

Insurance and other expenses	8,521	7,852

Total expenses	205,971	205,629

Net investment income	500,828	555,492

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(7,917)	55,525

Net unrealized appreciation on investments	582,238	136,987

Net realized and unrealized gain on investments	574,321	192,512

Net increase in net assets resulting from operations	$1,075,149	$748,004

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	October 31,2010	April 30,2010
Increase (decrease) in net assets resulting from operations
Net investment income	$500,828	$1,053,780

Net realized gain (loss) on investments	(7,917)	59,614

Unrealized appreciation on investments	582,238	542,317

Net increase in net assets resulting from operations	1,075,149	1,655,711

Distributions to shareholders from
Net investment income	(713,982)	(1,055,862)

Redemptions of shares
643.9655 shares ( October 2010) and 2,391.966 shares (Apil 2010), respectively	(8,005)	(29,031)

Total increase (decrease)	353,162	570,818

Net assets
Beginning of year	38,236,675	37,665,857

End of year	$38,589,837	$38,236,675

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

Accounting standards codification
In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 105 (“FASB ASC 105”), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a Replacement of FASB Statement No. 162,” and establishes the FASB ASC (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”).  Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative guidance for SEC registrants. All guidance contained in the Codification carries an equal level of authority. All non-grandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed non-authoritative. FASB ASC 105 is effective for the reporting periods ending after September 15, 2009.  The Company has adopted the provisions of FASB ASC 105 and adoption did not have a significant impact on the Company’s financial statements.

Recently issued accounting standards
In January 2010, the FASB issued Accounting Standards Update 2010-06, “Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements” (“FASB ASU 2010-06”). FASB ASU 2010-06 amends Subtopic 820-10, Fair Value Measurements and Disclosures - Overall, and requires new disclosures related to the transfers in and out of Level 1 and 2, as well as requiring that a reporting entity present separately information about purchases, sales, issuances and settlements rather than as one net number. Additionally, FASB ASU 2010-06 amends Subtopic 820-10 by clarifying existing disclosures related to level of disaggregation as well as disclosures about inputs and valuation techniques. FASB ASU 2010-06 is effective for reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, these disclosures are effective for reporting periods beginning after December 15, 2010. The Company does not expect adoption of FASB ASU 2010-06 to have a significant impact on its financial statements.

In June 2009, the FASB issued ASC 855, “Subsequent Events” (“FASB ASC 855”).  FASB ASC 855 establishes principles and requirements for identifying, recognizing and disclosing subsequent events. FASB ASC 855 requires that an entity identify the type of subsequent event as either recognized or unrecognized, and disclose the date through which the entity has evaluated subsequent events.  In February 2010, the FASB issued Accounting Standards Update 2010-09, “Subsequent Events (Topic 855)”, (“FASB ASU 2010-09”).  FASB ASU 2010-09 amends Subtopic 855-10 to conform to current SEC regulations to remove the requirement to disclose the date through which subsequent events have been evaluated.  FASB ASC 855 is effective for the Company’s financial statements for periods ending after June 15, 2009 and FASB ASU 2010-09 is effective upon issuance.  The Company has adopted the provisions of FASB ASC 105 and FASB ASU 2010-09 and these adoptions did not have a significant impact on the Company’s financial statements.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

Acquisition and valuation of investments
Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2010 and 2009.

Amortization of bond premium or discount
In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income taxes
It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision is required.

Interest income from municipal investments are exempt from Federal and state income taxes.

Distributions to shareholders
Dividends to shareholders from net investment income, if any, are paid quarterly. Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise requirement. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and cash equivalents
The Company considers all investments that can be liquidated on demand to be cash equivalents.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

Use of estimates
The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of credit risk
The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.  The cash and cash equivalent balance at October 31, 2010 was approximately $662,000.  The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments.  The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

Fair value of financial instruments
The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.

The Company adopted the disclosure and measurement requirements of FASB ASC 820, “Fair Value Measurements and Disclosure” effective May 1, 2008 for its investments in municipal obligations. The Company accounts for its investments in municipal obligations, in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and valuation of investments” for a description of the valuation methodology which is unchanged as of October 31, 2010 and 2009.

FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

These two types of inputs create the following fair value hierarchy:

Level 1 -	Quoted prices for identical instruments in active markets.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drives are observable.

Level 3 -	Significant inputs to the valuation model are unobservable.

The Company’s investments in municipal obligations are considered as Level 1 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2010:

Quoted prices for similar instruments in active markets (Level 1)

Investments in municipal obligations	$37,462,767
Total investments at fair value	$37,462,767

2.	Cash and Cash Equivalents

Cash and cash equivalents consisted of the following:

	October 31,
	2010	2009

Cash – demand deposits	$661,945	$2,336,390

3.	Accrued Liabilities

Accrued liabilities consisted of the following at:

	October 31,
	2010	2009

Accrued investment advisory fees (a)	$25,700	$25,560
Accrued fees - affiliate (b)	$21,959	$22,688
Accrued other:
Accrued audit fees (c)	$22,000	$22,500

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as its investment advisor and custodian for its investments.  The annual advisory fee is .28 of one percent of the net assets under management. The annual custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the six months ending October 31, 2010 and 2009, the Company incurred legal fees of approximately $47,500 and $49,920, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the six months ending October 31, 2010 and 2009, the Company incurred audit fees of approximately $22,000 and $22,500, respectively.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $844,472 and $465,000, respectively, for the six months ended October 31, 2010 and $1,423,430 and $3,391,682, respectively, for the six months ended October 31, 2009.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at October 31, 2010 and 2009, was approximately $35,349,889 and $33,791,562, respectively, and net unrealized appreciation, at October 31, 2010 and 2009, for U.S. Federal income tax purposes was approximately $2,112,873 and $1,125,306, respectively (gross unrealized appreciation of approximately $2,128,271 and $1,201,844, respectively; gross unrealized depreciation of approximately $15,393 and $76,538, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2010 and 2009, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to approximately 39,500 shares and 42,000 shares, respectively, of outstanding common stock, at October 31, 2010 and 2009.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At October 31, 2010 and 2009, $1,123,187 (95,440.6910 shares), $1,113,127 (94,692.2142 shares), respectively, had been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

The net asset values per share and the shares outstanding were as follows:

	October 31,
	2010	2009
Net asset value	$12.43	$12.13
Shares outstanding at:
October 31, 2010		3,103,659.3090
October 31, 2009		3,104,407.8580

6.	Distributions

During the six months ended October 31, 2010 and 2009, distributions of $713,982 ($ .23   per share) and $714,377 ($.23 per share), respectively, were declared and paid to shareholders. Distributions for the year ended April 30, 2010 were $1,055,862 ($.34 per share).

The tax character of distributions paid during the six months ending October 31, 2010 and 2009 and year ended April 30, 2010 were as follows:

	Six Months Ended		Year ended
	October 31,		April 30,
	2010	2009	2010
Distributions paid from
Investment income:
Tax-exempt investment income, net	$713,982	$713,976	$1,054,868
Taxable investment income	-.-	401	994
	$713,982	$714,377	$1,055,862

As of October 31, 2010 and 2009 and April 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Six Months Ended		Year Ended
	October 31,		April 30,
	2010	2009	2010

Over-distributed tax-exempt investment income, net	$(229,690)	$(173,342)	$(16,494)
(Over)/undistributed taxable investment income	-.-	-.-	(43)
Undistributed capital (losses)	(50,455)	(46,627)	(42,538)
Unrealized appreciation of investments, net	2,112,873	1,125,306	1,530,636

Capital loss carry forwards as of October 31, 2010 and 2009 were $ 50,455and $46,627 , respectively. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2010, 2009 and 2008.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended of October 31, 2010 and 2009.

Tridan Corp.
Notes To Financial Statements
Six Months Ended October 31, 2010 and 2009

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Six Months Ended October 31,
	2010	2009	2008	2007	2006
Per share operating performance:
(For a share of common stock outstanding throughout the period):

Net asset value, beginning of year	$12.32	$12.12	$12.05	$12.06	$12.04

Income from investment operations:
Net investment income	.16	.18	.19	.19	.20
Net realized and unrealized gain (loss) on investments	.18	.06	(.39)	(.02)	.18
Total from investment operations	.34	.24	(.20)	.17	.38
Less distributions:
Dividends (from net investment income)	(.23)	(.23)	(.23)	(.23)	(.20)
Capital gains	(.00)	(.00)	(.00)	(.00)	(.05)
Total distributions	(.23)	(.23)	(.23)	(.23)	(.25)
Net asset value - end of year	$12.43	$12.13	$11.62	$12.00	$12.17
Per share market value - end of period	$12.43	$12.13	$11.62	$12.00	$12.17
Total investment return	.98%	0.01%	-3.61%	-1.36%	1.08%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$38,590	$37,672	$36,087	$37,302	$37,902
Ratio of expenses to average net assets	1.07%	1.09%	1.11%	1.08%	0.97%
Ratio of net investment income to average net assets	2.61%	2.95%	3.22%	3.21%	3.34%
Portfolio turnover rate	1.26%	9.36%	5.92%	1.98%	12.60%
Average (simple) number of shares outstanding (in thousands)	3,104	3,106	3,108	3,108	3,115

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2010 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By	(Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	December 14, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/S/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	December 14, 2010

By	(Signature and Title)	/S/ Warren F. Pelton
Warren F. Pelton, Treasurer and Chief Financial Officer

Date:	December 14, 2010